AMERICAN INDEPENDENCE FUNDS TRUST

(“Trust”)

SUPPLEMENT DATED NOVEMBER 19, 2018 TO THE

SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL

INFORMATION (“SAI”) EACH DATED MARCH 1, 2018 AS SUPPLEMENTED THROUGH

OCTOBER 29, 2018

AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND
(Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)

THIS SUPPLEMENT PROVIDES NEW INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS, AND SAI DESCRIBED ABOVE

As disclosed in the Supplement dated October 29, 2018, at a Meeting of the Board of Trustees of the Trust (“Board”) held on October 25, 2018, the Board unanimously approved a Plan of Liquidation and Dissolution (“Plan”) to liquidate and dissolve the American Independence Inflation-Protected Fund (“Fund”).

The Plan provides that the Fund will, in an orderly manner, (i) terminate the sales of its shares, (ii) cease its operations, (iii) liquidate the assets of the Fund, and (iv) distribute the liquidation proceeds in cash on or about December 7, 2018 (“Liquidation Date”) to shareholders of record of the Fund on December 6, 2018.

The planned liquidation of the Fund has caused the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Summary Prospectus, Prospectus and Statement of Additional Information. Prior to the Liquidation Date (i.e., December 6, 2018), shareholders may redeem (i.e., sell) their shares in the manner described in the Prospectus under “Redeeming from Your Account”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE